CALVERT  MUNICIPAL  FUND,  INC.
                 CALVERT  NATIONAL  MUNICIPAL  INTERMEDIATE  FUND
                CALVERT  CALIFORNIA  MUNICIPAL  INTERMEDIATE  FUND
                 CALVERT  MARYLAND  MUNICIPAL  INTERMEDIATE  FUND
                 CALVERT  VIRGINIA  MUNICIPAL  INTERMEDIATE  FUND
                                  PROSPECTUS
                                APRIL  30,  1999

ABOUT  THE  FUNDS
2        INVESTMENT  OBJECTIVE,  STRATEGY,  PAST  PERFORMANCE
8        FEES  AND  EXPENSES
9        PRINCIPAL  INVESTMENT  PRACTICES  AND  RISKS

ABOUT  YOUR  INVESTMENT
14       CALVERT  GROUP  AND  THE  PORTFOLIO  MANAGEMENT  TEAM
14       ADVISORY  FEES
15       HOW  TO  BUY  SHARES
15       GETTING  STARTED
16       DISTRIBUTION  AND  SERVICE  FEES
16       ACCOUNT  APPLICATION
17       IMPORTANT  -  HOW  SHARES  ARE  PRICED
17       WHEN  YOUR  ACCOUNT  WILL  BE  CREDITED
18       OTHER  CALVERT  GROUP  FEATURES
         (EXCHANGES,  MINIMUM  ACCOUNT  BALANCE,  ETC.)
20       DIVIDENDS,  CAPITAL  GAINS  AND  TAXES
22       HOW  TO  SELL  SHARES
24       FINANCIAL  HIGHLIGHTS
28       EXHIBIT  A-  REDUCED  SALES  CHARGES
30       EXHIBIT  B-  SERVICE  FEES  AND
         OTHER  ARRANGEMENTS  WITH  DEALERS

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OBJECTIVES
CALVERT  NATIONAL  MUNICIPAL  INTERMEDIATE  FUND  ("NATIONAL") SEEKS TO EARN THE
HIGHEST LEVEL OF INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT, PRESERVATION OF CAPITAL, AND CERTAIN QUALITY AND MATURITY CHARACTERISTICS.

CALVERT CALIFORNIA, MARYLAND AND VIRGINIA MUNICIPAL INTERMEDIATE FUNDS (THE "STATE FUNDS") SEEK TO EARN THE HIGHEST LEVEL OF INTEREST INCOME EXEMPT FROM FEDERAL AND SPECIFIC STATE INCOME TAXES AS IS CONSISTENT WITH PRUDENT INVESTMENT MANAGEMENT, PRESERVATION OF CAPITAL, AND THE QUALITY AND MATURITY OBJECTIVES OF EACH FUND.

PRINCIPAL  INVESTMENT  STRATEGIES

NATIONAL AND THE STATE FUNDS ("EACH FUND" OR "THE FUNDS") ARE EACH NONDIVERSIFIED MUTUAL FUNDS. EACH FUND TYPICALLY INVESTS AT LEAST 65% OF ITS NET ASSETS IN INVESTMENT GRADE DEBT SECURITIES. THE ADVISOR LOOKS FOR
SECURITIES  WITH  STRONG  CREDIT  QUALITY  WITHIN THEIR RATING CATEGORY THAT ARE
ATTRACTIVELY PRICED. THIS MAY INCLUDE INVESTMENTS WITH UNUSUAL FEATURES OR PRIVATELY PLACED ISSUES, THAT ARE NOT WIDELY FOLLOWED IN THE FIXED INCOME
MARKETPLACE.  THE  AVERAGE  DOLLAR-WEIGHTED  MATURITY  WILL  BE BETWEEN 3 AND 10
YEARS.

TYPES  OF  INVESTMENTS
THE  FUND  INVESTS  IN  TAX-SUPPORTED  DEBT  (GENERAL  OBLIGATION BONDS OF STATE
AND LOCAL ISSUERS), VARIOUS TYPES OF REVENUE DEBT (TRANSPORTATION, HOUSING, UTILITIES, HOSPITAL), SPECIAL TAX OBLIGATIONS, AND QUALIFIED PRIVATE ACTIVITY BONDS AND OTHER STATE AND LOCAL GOVERNMENT AUTHORITIES, MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION IN SUCH INVESTMENTS. THE OBLIGATIONS MAY BE STRUCTURED AS VARIABLE RATE OR ADJUSTABLE RATE OBLIGATIONS AND ARE OFTEN SUPPORTED BY A THIRD PARTY LETTER OF CREDIT.

UNDER  NORMAL  MARKET  CONDITIONS,  EACH  FUND  WILL  INVEST AT LEAST 65% OF ITS
TOTAL ASSETS IN MUNICIPAL OBLIGATIONS WHOSE INTEREST IS EXEMPT FROM FEDERAL, AND, IF A STATE FUND, THAT SPECIFIC STATE'S INCOME TAX. THE FUND WILL ALSO ATTEMPT TO INVEST THE REMAINING 35% OF ITS TOTAL ASSETS IN SUCH OBLIGATIONS, BUT MAY INVEST IT IN MUNICIPAL OBLIGATIONS OF OTHER STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES, THE DISTRICT OF COLUMBIA AND THEIR RESPECTIVE AUTHORITIES, AGENCIES, INSTRUMENTALITIES AND POLITICAL SUBDIVISIONS OR IN SHORT-TERM TAXABLE MONEY MARKET-TYPE INSTRUMENTS. DIVIDENDS PAID BY THE STATE FUNDS WHICH ARE DERIVED FROM INTEREST ATTRIBUTABLE TO STATE MUNICIPAL OBLIGATIONS WILL BE EXEMPT FROM FEDERAL AND THAT SPECIFIC STATE'S PERSONAL INCOME TAXES. DIVIDENDS DERIVED FROM INTEREST ON TAX-EXEMPT OBLIGATIONS OF OTHER GOVERNMENTAL ISSUERS WILL BE EXEMPT FROM FEDERAL INCOME TAX, BUT MAY BE SUBJECT TO STATE INCOME TAXES. THE INTEREST OF CERTAIN OBLIGATIONS MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

THE FUNDS MAY PURCHASE UNRATED SECURITIES, SO LONG AS THE ADVISOR DETERMINES THEY ARE OF COMPARABLE CREDIT QUALITY. UNRATED SECURITIES MAY BE LESS LIQUID THAN THOSE THAT ARE RATED.

PRINCIPAL  RISKS
YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUNDS, OR THE FUNDS COULD UNDERPERFORM, MOST LIKELY FOR ANY OF THE FOLLOWING REASONS:

O        THE  BOND  MARKET  GOES  DOWN
O        THE  INDIVIDUAL  BONDS  IN THE FUNDS DO NOT PERFORM AS WELL AS EXPECTED
O        THE  ADVISOR'S  FORECAST  AS  TO  INTEREST  RATES  IS  NOT  CORRECT
O        THE  ADVISOR'S  ALLOCATION  AMONG  DIFFERENT SECTORS OF THE BOND MARKET
DOES  NOT  PERFORM  AS  WELL  AS  EXPECTED
O        BECAUSE  THE  STATE  FUNDS  INVEST  PRIMARILY  IN CALIFORNIA, MARYLAND,
AND VIRGINIA MUNICIPAL OBLIGATIONS, RESPECTIVELY, THE ECONOMY AND POLITICAL CLIMATE IN THOSE STATES WILL HAVE A GREAT IMPACT ON THE STATE FUNDS
O        THE  FUNDS  ARE  NON-DIVERSIFIED.  COMPARED  TO  OTHER FUNDS, THE FUNDS
MAY INVEST MORE OF ITS ASSETS IN A SMALLER NUMBER OF BONDS. GAINS OR LOSSES ON A SINGLE BOND MAY HAVE GREATER IMPACT ON THE FUNDS.

AN  INVESTMENT  IN  THE  FUNDS  IS  NOT  A  BANK  DEPOSIT  AND IS NOT INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

PERFORMANCE  CHARTS

THE BAR CHARTS AND TABLES BELOW SHOW EACH FUND'S ANNUAL RETURNS AND ITS LONG-TERM PERFORMANCE. THE CHART SHOWS HOW THE PERFORMANCE OF THE SHARES HAS VARIED FROM YEAR TO YEAR. THE TABLE COMPARES EACH FUND'S PERFORMANCE OVER TIME TO THAT OF THE LEHMAN MUNICIPAL 10 YEAR BOND INDEX TR. THIS IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF BOND PRICES. IT ALSO SHOWS THE FUND'S RETURNS COMPARED TO THE LIPPER OTHER STATES MUNICIPAL DEBT FUNDS INDEX, A COMPOSITE INDEX OF THE ANNUAL RETURN OF MUTUAL FUNDS THAT HAVE AN INVESTMENT GOAL SIMILAR TO THAT OF THE FUND. PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW ANY FUND WILL PERFORM IN THE FUTURE.

THE BAR CHART DOES NOT REFLECT ANY SALES CHARGE THAT YOU MAY BE REQUIRED TO PAY UPON PURCHASE OR REDEMPTION OF THE FUND'S SHARES. ANY SALES CHARGE WILL REDUCE YOUR RETURN. THE AVERAGE TOTAL RETURN TABLE SHOWS RETURNS WITH THE MAXIMUM SALES CHARGE DEDUCTED. NO SALES CHARGE HAS BEEN APPLIED TO THE INDEX USED FOR COMPARISON IN THE TABLE.

NATIONAL
YEAR-BY-YEAR  TOTAL  RETURN  (AT  NAV)

BAR  CHART
1993       9.47%    1996       4.32%
1994      -1.18%    1997       7.11%
1995      13.64%    1998       5.46%

BEST  QUARTER  (OF  PERIODS  SHOWN)     Q1  '95    5.19%
WORST  QUARTER  (OF  PERIODS  SHOWN)    Q1  '94   -2.40%

AVERAGE  ANNUAL  TOTAL  RETURNS  (AS  OF  12-31-98)
(WITH  MAXIMUM  SALES  CHARGE  DEDUCTED)

                                        1  YEAR     5  YEARS    SINCE  INCEPTION
NATIONAL                                2.52%      5.10%      5.80%
(INCEPTION  9/30/92)
LEHMAN  MUNICIPAL  BOND  10  YEAR
     INDEX  TR                           6.11%      6.22%      7.31%
LIPPER  INTERMEDIATE  MUNICIPAL  DEBT
     FUNDS  INDEX                        5.62%      5.13%      5.95%

CALIFORNIA
YEAR-BY-YEAR  TOTAL  RETURN  (AT  NAV)

BAR  CHART
1993       8.88%    1996       4.04%
1994      -2.57%    1997       6.61%
1995      11.95%    1998       5.51%

BEST  QUARTER  (OF  PERIODS  SHOWN)     Q1  '95    4.64%
WORST  QUARTER  (OF  PERIODS  SHOWN)    Q1  '94   -2.87%

AVERAGE  ANNUAL  TOTAL  RETURNS  (AS  OF  12-31-98)
(WITH  MAXIMUM  SALES  CHARGE  DEDUCTED)

                                        1  YEAR     5  YEARS    SINCE  INCEPTION
CALIFORNIA                              2.61%      4.34%      5.46%
(INCEPTION  5/29/92)
LEHMAN  MUNICIPAL  BOND  10  YEAR
     INDEX  TR                           6.11%      6.22%      7.68%
LIPPER  CALIFORNIA  INTERMEDIATE  MUNICIPAL
     DEBT  FUNDS  AVERAGE                 5.33%      5.43%      7.02%

THE MONTH END DATE OF 5/31/92 IS USED FOR COMPARISON PURPOSES ONLY, ACTUAL INCEPTION IS 5/29/92

MARYLAND
YEAR-BY-YEAR  TOTAL  RETURN  (AT  NAV)

BAR  CHART
1994      -2.94%    1997       7.68%
1995      13.66%    1998       4.88%
1996       3.96%

BEST  QUARTER  (OF  PERIODS  SHOWN)     Q1  '95    5.40%
WORST  QUARTER  (OF  PERIODS  SHOWN)    Q1  '94   -3.51%

AVERAGE  ANNUAL  TOTAL  RETURNS  (AS  OF  12-31-98)
(WITH  MAXIMUM  SALES  CHARGE  DEDUCTED)

                                        1  YEAR     5  YEARS    SINCE  INCEPTION
MARYLAND                                1.93%      4.65%      4.79%
(INCEPTION  9/30/93)
LEHMAN  MUNICIPAL  BOND  10  YEAR
     INDEX  TR                           6.11%      6.22%      6.21%
LIPPER  OTHER  STATES  MUNICIPAL  DEBT
     FUNDS  AVERAGE                      5.08%      4.72%      4.69%

VIRGINIA
YEAR-BY-YEAR  TOTAL  RETURN  (AT  NAV)

BAR  CHART
1994      -2.04%    1997       6.71%
1995      13.78%    1998       4.88%
1996       3.82%

BEST  QUARTER  (OF  PERIODS  SHOWN)     Q1  '95    5.80%
WORST  QUARTER  (OF  PERIODS  SHOWN)    Q1  '94   -2.95%

AVERAGE  ANNUAL  TOTAL  RETURNS  (AS  OF  12-31-98)
(WITH  MAXIMUM  SALES  CHARGE  DEDUCTED)

                                        1  YEAR     5  YEARS    SINCE  INCEPTION
VIRGINIA                                1.94%      4.65%      4.84%
(INCEPTION  10/1/93)
LEHMAN  MUNICIPAL  BOND  10  YEAR
     INDEX  TR                           6.11%      6.22%      6.21%
LIPPER  OTHER  STATES  MUNICIPAL  DEBT
     FUNDS  AVERAGE                      5.05%      4.61%      4.69%

FEES  AND  EXPENSES

SHAREHOLDER  FEES
(FEES  PAID  DIRECTLY  FROM  YOUR  INVESTMENT)
                                                     NATIONAL

MAXIMUM  SALES  CHARGE  (LOAD)                          2.75%
     IMPOSED  ON  PURCHASES
     (AS  A  PERCENTAGE  OF  OFFERING  PRICE)
MAXIMUM  DEFERRED  SALES  CHARGE  (LOAD)                 NONE1
     (AS  A  PERCENTAGE  OF  PURCHASE  OR  REDEMPTION
     PROCEEDS,  WHICHEVER  IS  LOWER)

ANNUAL  FUND  OPERATING  EXPENSES
(EXPENSES  THAT  ARE  DEDUCTED  FROM  FUND  ASSETS)

MANAGEMENT  FEES                                      0.70%
DISTRIBUTION  AND  SERVICE  (12B-1)  FEES                0.00%
OTHER  EXPENSES2                                      0.29%
TOTAL  ANNUAL  FUND  OPERATING  EXPENSES                 0.99%

SHAREHOLDER  FEES
(FEES  PAID  DIRECTLY  FROM  YOUR  INVESTMENT)
                                                     CALIFORNIA

MAXIMUM  SALES  CHARGE  (LOAD)                          2.75%
     IMPOSED  ON  PURCHASES
     (AS  A  PERCENTAGE  OF  OFFERING  PRICE)
MAXIMUM  DEFERRED  SALES  CHARGE  (LOAD)                 NONE1
     (AS  A  PERCENTAGE  OF  PURCHASE  OR  REDEMPTION
     PROCEEDS,  WHICHEVER  IS  LOWER)

ANNUAL  FUND  OPERATING  EXPENSES
(EXPENSES  THAT  ARE  DEDUCTED  FROM  FUND  ASSETS)

MANAGEMENT  FEES                                      0.70%
DISTRIBUTION  AND  SERVICE  (12B-1)  FEES                0.00%
OTHER  EXPENSES2                                      0.22%
TOTAL  ANNUAL  FUND  OPERATING  EXPENSES                 0.92%

SHAREHOLDER  FEES
(FEES  PAID  DIRECTLY  FROM  YOUR  INVESTMENT)
                                                     MARYLAND

MAXIMUM  SALES  CHARGE  (LOAD)                          2.75%
     IMPOSED  ON  PURCHASES
     (AS  A  PERCENTAGE  OF  OFFERING  PRICE)
MAXIMUM  DEFERRED  SALES  CHARGE  (LOAD)                 NONE1
     (AS  A  PERCENTAGE  OF  PURCHASE  OR  REDEMPTION
     PROCEEDS,  WHICHEVER  IS  LOWER)

ANNUAL  FUND  OPERATING  EXPENSES
(EXPENSES  THAT  ARE  DEDUCTED  FROM  FUND  ASSETS)

MANAGEMENT  FEES                                      0.70%
DISTRIBUTION  AND  SERVICE  (12B-1)  FEES                0.00%
OTHER  EXPENSES2                                      0.29%
TOTAL  ANNUAL  FUND  OPERATING  EXPENSES                 0.99%

SHAREHOLDER  FEES
(FEES  PAID  DIRECTLY  FROM  YOUR  INVESTMENT)
                                                     VIRGINIA

MAXIMUM  SALES  CHARGE  (LOAD)                          2.75%
     IMPOSED  ON  PURCHASES
     (AS  A  PERCENTAGE  OF  OFFERING  PRICE)
MAXIMUM  DEFERRED  SALES  CHARGE  (LOAD)                 NONE1
     (AS  A  PERCENTAGE  OF  PURCHASE  OR  REDEMPTION
     PROCEEDS,  WHICHEVER  IS  LOWER)

ANNUAL  FUND  OPERATING  EXPENSES
(EXPENSES  THAT  ARE  DEDUCTED  FROM  FUND  ASSETS)

MANAGEMENT  FEES                                      0.70%
DISTRIBUTION  AND  SERVICE  (12B-1)  FEES                0.00%
OTHER  EXPENSES2                                      0.29%
TOTAL  ANNUAL  FUND  OPERATING  EXPENSES                 0.99%

EXPLANATION  OF  FEES  AND  EXPENSES  TABLE

1 PURCHASES OF SHARES FOR ACCOUNTS WITH $1 MILLION OR MORE ARE NOT SUBJECT TO FRONT-END SALES CHARGES, BUT MAY BE SUBJECT TO A 1.0% CONTINGENT DEFERRED SALES CHARGE ON SHARES REDEEMED WITHIN 1 YEAR OF PURCHASE. (SEE "HOW TO BUY SHARES)
2  EXPENSES  HAVE  BEEN  RESTATED TO REFLECT EXPENSES EXPECTED TO BE INCURRED IN
1999.

ANNUAL  FUND  OPERATING  EXPENSES
EXPENSES ARE BASED ON EXPENSES FOR EACH FUND'S MOST RECENT FISCAL YEAR, UNLESS OTHERWISE INDICATED. MANAGEMENT FEES INCLUDE THE ADMINISTRATIVE FEE PAID BY THE FUND TO CALVERT ADMINISTRATIVE SERVICES COMPANY, AN AFFILIATE OF THE ADVISOR, CALVERT ASSET MANAGEMENT COMPANY, INC.

RULE 12B-1 FEES INCLUDE AN ASSET-BASED SALES CHARGE. THUS, LONG-TERM SHAREHOLDERS IN THOSE FUNDS WITH SUCH FEES MAY PAY MORE IN TOTAL SALES CHARGES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGE PERMITTED BY RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

EXAMPLE
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT:
YOU  INVEST  $10,000  IN  A  FUND  FOR  THE  TIME  PERIODS  INDICATED;
YOUR  INVESTMENT  HAS  A  5%  RETURN  EACH  YEAR;  AND
THE  FUND'S  OPERATING  EXPENSES  REMAIN  THE  SAME.

ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, UNDER THESE ASSUMPTIONS YOUR COSTS WOULD BE:

                      NUMBER  OF  YEARS  INVESTMENT  IS  HELD
FUND                  1  YEAR        3  YEARS      5  YEARS      10  YEARS
NATIONAL              $373          $582         $807         $1,455
CALIFORNIA            $366          $560         $770         $1,375
MARYLAND              $373          $582         $807         $1,455
VIRGINIA              $373          $582         $807         $1,455

PRINCIPAL  INVESTMENT  PRACTICES  AND  RISKS

THE MOST CONCISE DESCRIPTION OF EACH FUND'S PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS IS UNDER THE EARLIER SUMMARY FOR EACH FUND. THE FUNDS ARE ALSO PERMITTED TO INVEST IN CERTAIN OTHER INVESTMENTS AND TO USE CERTAIN INVESTMENT TECHNIQUES THAT HAVE HIGHER RISKS ASSOCIATED WITH THEM. ON THE
FOLLOWING PAGES ARE BRIEF DESCRIPTIONS OF THE INVESTMENTS AND TECHNIQUES, SUMMARIZED IN THE EARLIER SUMMARY ALONG WITH CERTAIN ADDITIONAL INVESTMENT TECHNIQUES AND THEIR RISKS.

FOR EACH OF THE INVESTMENT PRACTICES LISTED, THE TABLE BELOW SHOWS EACH FUND'S LIMITATIONS AS A PERCENTAGE OF ITS ASSETS AND THE PRINCIPAL TYPES OF RISK INVOLVED. (SEE THE PAGES FOLLOWING THE TABLE FOR A DESCRIPTION OF THE TYPES OF RISKS.) NUMBERS IN THIS TABLE SHOW MAXIMUM ALLOWABLE AMOUNT ONLY; FOR ACTUAL USAGE, CONSULT THE FUND'S ANNUAL/SEMI-ANNUAL REPORTS.

KEY  TO  TABLE
@        FUND  CURRENTLY  USES
0        PERMITTED,  BUT  NOT  TYPICALLY  USED
(%  OF  ASSETS  ALLOWABLE,  IF  RESTRICTED)
--       NOT  PERMITTED
XN       ALLOWED  UP  TO  X%  OF  FUND'S  NET  ASSETS
XT       ALLOWED  UP  TO  X%  OF  FUND'S  TOTAL  ASSETS
NA       NOT  APPLICABLE  TO  THIS  TYPE  OF  FUND

                                          NAT'L.   CA       MD       VA
------------------------------------------  --------  --------  -------- -------
CONVENTIONAL  SECURITIES:

INVESTMENT  GRADE  BONDS.  BONDS  RATED        @        @        @        @
BBB/BAA  OR  HIGHER  OR  COMPARABLE  UNRATED
BONDS.  RISKS:  INTEREST  RATE,  MARKET  ,
CREDIT  AND  INFORMATION.
------------------------------------------  --------  --------  -------- -------

------------------------------------------  --------  --------  -------- -------
BELOW-INVESTMENT  GRADE  BONDS.  BONDS        @        @        @        @
RATED  BELOW  BBB/BAA  OR  COMPARABLE          35N      35N      35N      35N
UNRATED  BONDS,  ALSO  KNOWN  AS  HIGH-YIELD
BONDS.  THEY  ARE  SUBJECT  TO  GREATER
CREDIT  RISK  THAN  INVESTMENT  GRADE  BONDS.
RISKS:  CREDIT,  MARKET,  INTEREST  RATE,
LIQUIDITY  AND  INFORMATION.
------------------------------------------  --------  --------  -------- -------

------------------------------------------  --------  --------  -------- -------
UNRATED  DEBT  SECURITIES.  BONDS  THAT  HAVE   @        @        @        @
NOT  BEEN  RATED  BY  A  RECOGNIZED  RATING
AGENCY;  THE  ADVISOR  HAS  DETERMINED  THE
CREDIT  QUALITY  BASED  ON  ITS  OWN
RESEARCH.  RISKS:  CREDIT,  MARKET,
INTEREST  RATE,  LIQUIDITY  AND
INFORMATION.
------------------------------------------  --------  --------  -------- -------

------------------------------------------  --------  --------  -------- -------
ILLIQUID  SECURITIES.  SECURITIES  WHICH      15N      15N      15N      15N
CANNOT  BE  READILY  SOLD  BECAUSE  THERE  IS
NO  ACTIVE  MARKET.  RISKS:  LIQUIDITY,
MARKET  AND  TRANSACTION.
------------------------------------------  --------  --------  -------- -------

UNLEVERAGED  DERIVATIVE  SECURITIES
------------------------------------------  --------  --------  -------- -------
ASSET-BACKED  SECURITIES.  SECURITIES  ARE    @        @        @        @
ISSUED  BY  A  SPECIAL  PURPOSE  ENTITY  AND
ARE  BACKED  BY  FIXED-INCOME  OR  OTHER
INTEREST  BEARING  ASSETS.  RISKS:  CREDIT,
INTEREST  RATE  AND  LIQUIDITY.
------------------------------------------  --------  --------  -------- -------

------------------------------------------  --------  --------  -------- -------
MORTGAGE-BACKED  SECURITIES  (TYPICALLY,
SINGLE-FAMILY  MORTGAGE  BONDS).             @        @        @        @
SECURITIES  ARE  BACKED  BY  POOLS  OF
MORTGAGES,  INCLUDING  PASSTHROUGH
CERTIFICATES.  RISKS:  CREDIT,  EXTENSION,
PREPAYMENT,  LIQUIDITY  AND  INTEREST  RATE.
------------------------------------------  --------  --------  -------- -------

LEVERAGED  DERIVATIVE  INSTRUMENTS
------------------------------------------  --------  --------  -------- -------
OPTIONS  ON  SECURITIES  AND  INDICES.         5T       5T       5T       5T
CONTRACTS  GIVING  THE  HOLDER  THE  RIGHT
BUT  NOT  THE  OBLIGATION  TO  PURCHASE  OR
SELL  A  SECURITY  (OR  THE  CASH  VALUE,  IN
THE  CASE  OF  AN  OPTION  ON  AN  INDEX)  AT  A
SPECIFIED  PRICE  WITHIN  A  SPECIFIED  TIME.
ANY  OPTIONS  WRITTEN  BY  THE  FUND  MUST  BE
"COVERED".  THE  LIMITATION  IS  BASED  ON
NET  PREMIUM  PAYMENTS.  RISKS:  INTEREST
RATE,  MARKET,  LEVERAGE,  CORRELATION,
LIQUIDITY,  CREDIT  AND  OPPORTUNITY.
------------------------------------------  --------  --------  -------- -------

------------------------------------------  --------  --------  -------- -------
FUTURES  CONTRACT.  AGREEMENT  TO  BUY  OR      5N       5N       5N       5N
SELL  A  SPECIFIC  AMOUNT  OF  A  COMMODITY  OR
FINANCIAL  INSTRUMENT  AT  A  PARTICULAR
PRICE  ON  A  SPECIFIC  FUTURE  DATE.  RISKS:
INTEREST  RATE,  MARKET,  LEVERAGE,
CORRELATION,  LIQUIDITY  AND  OPPORTUNITY.
------------------------------------------  --------  --------  -------- -------

------------------------------------------  --------  --------  -------- -------
STRUCTURED  SECURITIES.  INVERSE  FLOATING    @        @        @        @
RATE  MUNICIPAL  NOTES  AND  BONDS.  THESE
SECURITIES  TEND  TO  BE  HIGHLY  SENSITIVE
TO  INTEREST  RATE  MOVEMENTS.  RISKS:
CREDIT,  INTEREST  RATE,  MARKET,  LEVERAGE,
LIQUIDITY  AND  CORRELATION.
------------------------------------------  --------  --------  -------- -------

------------------------------------------  --------  --------  -------- -------
TEMPORARY  DEFENSIVE  POSITIONS.             @        @        @        @
DURING  ADVERSE  MARKET,  ECONOMIC  OR
POLITICAL  CONDITIONS,  THE  FUND  MAY
DEPART  FROM  ITS  PRINCIPAL  INVESTMENT
STRATEGIES  BY  INCREASING  ITS  INVESTMENT
IN  U.S.  GOVERNMENT  SECURITIES  AND  OTHER
SHORT-TERM  INTEREST-BEARING  SECURITIES.
DURING  TIMES  OF  ANY  TEMPORARY  DEFENSIVE
POSITIONS,  A  FUND  MAY  NOT  BE  ABLE  TO
ACHIEVE  ITS  INVESTMENT  OBJECTIVE  RISKS:
OPPORTUNITY.
------------------------------------------  --------  --------  -------- -------

THE FUNDS HAVE ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS THAT ARE NOT PRINCIPAL TO THEIR INVESTMENT STRATEGIES (FOR EXAMPLE, REPURCHASE AGREEMENTS, BORROWING, PLEDGING, AND SECURITIES LENDING, AND WHEN-ISSUED SECURITIES.) THESE POLICIES AND RESTRICTIONS ARE DISCUSSED IN THE SAI.

CORRELATION  RISK
THIS OCCURS WHEN A FUND "HEDGES"- USES ONE INVESTMENT TO OFFSET THE FUND'S POSITION IN ANOTHER. IF THE TWO INVESTMENTS DO NOT BEHAVE IN RELATION TO ONE ANOTHER THE WAY FUND MANAGERS EXPECT THEM TO, THEN UNEXPECTED OR UNDESIRED
RESULTS MAY OCCUR. FOR EXAMPLE, A HEDGE MAY ELIMINATE OR REDUCE GAINS AS WELL AS OFFSET LOSSES.

CREDIT  RISK
THE RISK THAT THE ISSUER OF A SECURITY OR THE COUNTERPARTY TO AN INVESTMENT CONTRACT MAY DEFAULT OR BECOME UNABLE TO PAY ITS OBLIGATIONS WHEN DUE.

EXTENSION  RISK
THE RISK THAT AN UNEXPECTED RISE IN INTEREST RATES WILL EXTEND THE LIFE OF A MORTGAGE-BACKED SECURITY BEYOND THE EXPECTED PREPAYMENT TIME, TYPICALLY REDUCING THE SECURITY'S VALUE.

INFORMATION  RISK
THE RISK THAT INFORMATION ABOUT A SECURITY OR ISSUER OR THE MARKET MIGHT NOT BE AVAILABLE, COMPLETE, ACCURATE OR COMPARABLE.

INTEREST  RATE  RISK
THE RISK THAT CHANGES IN INTEREST RATES WILL ADVERSELY AFFECT THE VALUE OF AN INVESTOR'S SECURITIES. WHEN INTEREST RATES RISE, THE VALUE OF FIXED-INCOME SECURITIES WILL GENERALLY FALL. CONVERSELY, A DROP IN INTEREST RATES WILL GENERALLY CAUSE AN INCREASE IN THE VALUE OF FIXED-INCOME
SECURITIES. LONGER-TERM SECURITIES AND ZERO COUPON/"STRIPPED" COUPON SECURITIES ("STRIPS") ARE SUBJECT TO GREATER INTEREST RATE RISK.

LEVERAGE  RISK
THE  RISK  THAT  OCCURS  IN  SOME SECURITIES OR TECHNIQUES WHICH TEND TO MAGNIFY
THE EFFECT OF SMALL CHANGES IN AN INDEX OR A MARKET. THIS CAN RESULT IN A LOSS THAT EXCEEDS THE AMOUNT ACTUALLY INVESTED.

LIQUIDITY  RISK
THE RISK THAT OCCURS WHEN INVESTMENTS CANNOT BE READILY SOLD. A FUND MAY HAVE TO ACCEPT A LESS-THAN-DESIRABLE PRICE TO COMPLETE THE SALE OF AN ILLIQUID SECURITY OR MAY NOT BE ABLE TO SELL IT AT ALL.

MANAGEMENT  RISK
THIS MEANS THAT A FUND'S PORTFOLIO MANAGEMENT PRACTICES MIGHT NOT WORK TO ACHIEVE THEIR DESIRED RESULT.

MARKET  RISK
THIS MEANS THE RISK THAT SECURITIES PRICES IN A MARKET, A SECTOR OR AN INDUSTRY WILL FLUCTUATE, AND THAT SUCH MOVEMENTS MIGHT REDUCE AN INVESTMENT'S VALUE.

OPPORTUNITY  RISK
THE  RISK  OF  MISSING  OUT  ON  AN  INVESTMENT  OPPORTUNITY  BECAUSE THE ASSETS
NEEDED TO TAKE ADVANTAGE OF IT ARE COMMITTED TO LESS ADVANTAGEOUS INVESTMENTS OR STRATEGIES.

POLITICAL  RISK
THE RISK THAT MAY OCCUR WITH FOREIGN INVESTMENTS, AND MEANS THAT THE VALUE OF AN INVESTMENT MAY BE ADVERSELY AFFECTED BY NATIONALIZATION, TAXATION, WAR, GOVERNMENT INSTABILITY OR OTHER ECONOMIC OR POLITICAL ACTIONS OR FACTORS.

PREPAYMENT  RISK
THE  RISK  THAT  UNANTICIPATED  PREPAYMENTS  MAY  OCCUR, REDUCING THE VALUE OF A
MORTGAGE-BACKED SECURITY. THE FUND MUST THEN REINVEST THOSE ASSETS AT THE CURRENT, MARKET RATE WHICH MAY BE LOWER.

TRANSACTION  RISK
THE RISK THAT A FUND MAY BE DELAYED OR UNABLE TO SETTLE A TRANSACTION OR THAT COMMISSIONS AND SETTLEMENT EXPENSES MAY BE HIGHER THAN USUAL.

ABOUT  CALVERT  GROUP
CALVERT ASSET MANAGEMENT COMPANY, INC. (4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MD 20814) ("CAMCO") IS THE FUNDS' INVESTMENT ADVISOR AND PROVIDES DAY-TO-DAY INVESTMENT MANAGEMENT SERVICES TO THE FUNDS. IT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1976. CAMCO IS THE INVESTMENT ADVISOR FOR OVER 25 MUTUAL FUNDS. AS OF DECEMBER 31, 1998, CAMCO HAD $6 BILLION IN ASSETS UNDER MANAGEMENT.

CAMCO USES A TEAM APPROACH TO ITS MANAGEMENT OF THE FUND. SINCE INCEPTION, INVESTMENT SELECTIONS FOR THE FUND HAVE BEEN MADE BY RENO J. MARTINI AND DANIEL K. HAYES. MR. MARTINI, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF CAMCO, OVERSEES THE INVESTMENT MANAGEMENT OF ALL CALVERT FUNDS FOR CAMCO. MR. MARTINI HAS OVER 18 YEARS OF EXPERIENCE IN EVALUATING AND PURCHASING MUNICIPAL SECURITIES AND HAS BEEN THE HEAD OF CAMCO'S ASSET MANAGEMENT TEAM SINCE 1985. MR. HAYES SERVES AS HEAD OF PORTFOLIO RESEARCH AND HAS BEEN A PORTFOLIO MANAGER FOR CAMCO SINCE 1984. HE IS A VICE PRESIDENT OF CAMCO, AND IS AN OFFICER OF EACH OF THE OTHER INVESTMENT
COMPANIES  IN  THE  CALVERT  GROUP  OF FUNDS, EXCEPT FOR CALVERT NEW WORLD FUND,
INC.

ADVISORY  FEES

THE AGGREGATE ANNUAL ADVISORY FEE PAID TO CAMCO BY THE FUNDS FOR THE MOST RECENT FISCAL YEAR AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS WAS 0.60%.

A  WORD  ABOUT  THE  YEAR  2000  (Y2K)  AND  OUR  COMPUTER  SYSTEMS

LIKE OTHER MUTUAL FUNDS, CAMCO AND ITS SERVICE PROVIDERS USE COMPUTER SYSTEMS FOR ALL ASPECTS OF OUR BUSINESS -- PROCESSING SHAREHOLDER AND FUND TRANSACTIONS, FUND ACCOUNTING, EXECUTING TRADES, AND PRICING SECURITIES JUST TO NAME A FEW. MANY CURRENT SOFTWARE PROGRAMS CANNOT DISTINGUISH BETWEEN THE YEAR 2000 AND THE YEAR 1900. THIS CAN CAUSE PROBLEMS WITH RETIREMENT PLAN DISTRIBUTIONS, DIVIDEND PAYMENT SOFTWARE, TRANSACTION SOFTWARE, AND NUMEROUS OTHER AREAS THAT COULD IMPACT THE FUNDS. CALVERT GROUP HAS BEEN REVIEWING ALL OF ITS COMPUTER SYSTEMS FOR Y2K COMPLIANCE. ALTHOUGH, AT THIS TIME, THERE CAN BE NO ASSURANCE THAT THERE WILL BE NO NEGATIVE IMPACT ON THE FUNDS, THE ADVISOR, THE UNDERWRITER, TRANSFER AGENT AND CUSTODIAN HAVE ADVISED THE FUNDS THAT THEY HAVE BEEN ACTIVELY WORKING ON ANY NECESSARY
CHANGES TO THEIR COMPUTER SYSTEMS TO PREPARE FOR Y2K AND EXPECT THAT THEIR SYSTEMS, AND THOSE OF THEIR OUTSIDE SERVICE PROVIDERS, WILL BE ADAPTED IN TIME FOR THAT EVENT. FOR MORE INFORMATION, PLEASE VISIT OUR WEBSITE AT WWW.CALVERTGROUP.COM.

HOW  TO  BUY  SHARES

GETTING  STARTED  -  BEFORE  YOU  OPEN  AN  ACCOUNT
YOU  HAVE  A  FEW DECISIONS TO MAKE BEFORE YOU OPEN AN ACCOUNT IN A MUTUAL FUND.

FIRST,  DECIDE  WHICH  FUND  OR  FUNDS  BEST  SUITS  YOUR  NEEDS AND YOUR GOALS.

SECOND,  DECIDE  WHAT  KIND  OF  ACCOUNT  YOU  WANT  TO  OPEN.  CALVERT  OFFERS
INDIVIDUAL, JOINT, TRUST, UNIFORM GIFT/TRANSFER TO MINOR ACCOUNTS, AND SEVERAL OTHER TYPES OF ACCOUNTS.

SALES  CHARGES
EACH FUND HAS A FRONT-END SALES CHARGE. THIS TABLE SHOWS THE CHARGES BOTH AS A PERCENTAGE OF OFFERING PRICE AND AS A PERCENTAGE OF THE AMOUNT YOU INVEST. THE TERM "OFFERING PRICE" MEANS THE NET ASSET VALUE PLUS THE FRONT-END SALES CHARGE. IF YOU INVEST MORE, THE SALES CHARGE WILL BE LOWER. FOR EXAMPLE, IF YOU INVEST MORE THAN $50,000, OR IF YOUR CUMULATIVE PURCHASES OR THE VALUE
IN  YOUR  ACCOUNT  IS  MORE  THAN  $50,000,3 THEN THE SALES CHARGE IS REDUCED TO
2.25%.

YOUR  INVESTMENT                           SALES  CHARGE  %      %  OF  AMT.
IN  SHARES                                 OF  OFFERING  PRICE   INVESTED
LESS  THAN  $50,000                         2.75%               2.83%
$50,000  BUT  LESS  THAN  $100,000            2.25%               2.30%
$100,000  BUT  LESS  THAN  $250,000           1.75%               1.78%
$250,000  BUT  LESS  THAN  $500,000           1.25%               1.27%
$500,000  BUT  LESS  THAN  $1,000,000         1.00%               1.01%
$1,000,000  AND  OVER                       NONE*               NONE*

3 THIS IS CALLED "RIGHTS OF ACCUMULATION." THE SALES CHARGE IS CALCULATED BY TAKING INTO ACCOUNT NOT ONLY THE DOLLAR AMOUNT OF THE NEW PURCHASE OF
SHARES, BUT ALSO THE HIGHER OF COST OR CURRENT VALUE OF SHARES YOU HAVE PREVIOUSLY PURCHASED IN CALVERT GROUP FUNDS THAT IMPOSE SALES CHARGES. THIS AUTOMATICALLY APPLIES TO YOUR ACCOUNT FOR EACH NEW PURCHASE OF SHARES.

* PURCHASES OF SHARES AT NET ASSET VALUE FOR ACCOUNTS WITH $1,000,000 OR MORE ARE SUBJECT TO A ONE YEAR CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00%. SEE THE "CALCULATION OF CONTINGENT DEFERRED SALES CHARGE AND WAIVER OF SALES CHARGES."

THE FRONT-END SALES CHARGE MAY BE WAIVED FOR CERTAIN PURCHASES OR INVESTORS, SUCH AS PARTICIPANTS IN CERTAIN GROUP RETIREMENT PLANS OR OTHER QUALIFIED GROUPS AND CLIENTS OF REGISTERED INVESTMENT ADVISERS. FOR DETAILS ON THESE AND OTHER PURCHASES THAT MAY QUALIFY FOR A REDUCED SALES CHARGE, SEE EXHIBIT A.

CALCULATION  OF  CONTINGENT  DEFERRED  SALES  CHARGE AND WAIVER OF SALES CHARGES
THE  CDSC  WILL  NOT  BE  CHARGED  ON  SHARES  YOU RECEIVED AS DIVIDENDS OR FROM
CAPITAL GAINS DISTRIBUTIONS OR ON ANY CAPITAL APPRECIATION (GAIN IN THE VALUE) OF SHARES THAT ARE SOLD.

SHARES  THAT  ARE  NOT  SUBJECT  TO THE CDSC WILL BE REDEEMED FIRST, FOLLOWED BY
SHARES YOU HAVE HELD THE LONGEST. THE CDSC IS CALCULATED BY DETERMINING THE SHARE VALUE AT BOTH THE TIME OF PURCHASE AND REDEMPTION AND THEN MULTIPLYING WHICHEVER VALUE IS LESS BY THE PERCENTAGE THAT APPLIES AS SHOWN ABOVE. IF YOU CHOOSE TO SELL ONLY PART OF YOUR SHARES, THE CAPITAL APPRECIATION FOR
THOSE SHARES ONLY IS INCLUDED IN THE CALCULATION, RATHER THAN THE CAPITAL APPRECIATION FOR THE ENTIRE ACCOUNT.

DISTRIBUTION  AND  SERVICE  FEES
THE FUNDS HAVE ADOPTED A PLAN UNDER RULE 12B-1 OF THE INVESTMENT COMPANY ACT OF 1940 THAT ALLOWS EACH FUND TO PAY DISTRIBUTION FEES FOR THE SALE AND DISTRIBUTION OF ITS SHARES. THE DISTRIBUTION PLAN ALSO PAYS SERVICE FEES TO PERSONS (SUCH AS YOUR FINANCIAL PROFESSIONAL) FOR SERVICES PROVIDED TO
SHAREHOLDERS. BECAUSE THESE FEES ARE PAID OUT OF A FUND'S ASSETS ON AN ONGOING BASIS, OVER TIME, THESE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. PLEASE SEE EXHIBIT B FOR MORE SERVICE FEE INFORMATION.

THE  MAXIMUM  ANNUAL  PERCENTAGE  PAYABLE  UNDER  EACH  FUND'S DISTRIBUTION PLAN
TOTALS  0.25%,  BASED  ON  AVERAGE  DAILY  NET  ASSETS  OF  EACH  FUND.

NEXT  STEP  -  ACCOUNT  APPLICATION

COMPLETE AND SIGN AN APPLICATION FOR EACH NEW ACCOUNT. WHEN MULTIPLE CLASSES OF SHARES ARE OFFERED, PLEASE SPECIFY WHICH CLASS YOU WISH TO PURCHASE. FOR MORE INFORMATION, CONTACT YOUR BROKER OR OUR SHAREHOLDER SERVICES DEPARTMENT AT 800-368-2748.

MINIMUM  TO  OPEN  AN  ACCOUNT                  MINIMUM  ADDITIONAL
$2,000                                      INVESTMENTS  -$250

PLEASE  MAKE  YOUR  CHECK  PAYABLE
TO  THE  FUND  AND  MAIL  IT  TO:
              NEW  ACCOUNTS                  SUBSEQUENT  INVESTMENTS
              (INCLUDE  APPLICATION)         (INCLUDE  INVESTMENT  SLIP)
              CALVERT  GROUP                 CALVERT  GROUP
              P.O.  BOX  419544               P.O.  BOX  419739
              KANSAS,  CITY  MO               KANSAS  CITY,  MO
              64141-6544                    64141-6739

BY  REGISTERED,                 CALVERT  GROUP
CERTIFIED,  OR                  C/O  NFDS,
OVERNIGHT  MAIL                 330  WEST  9TH  ST.
                               KANSAS  CITY,  MO  64105-1807

AT  THE  CALVERT  OFFICE          VISIT  THE  CALVERT  OFFICE  TO  MAKE
                               INVESTMENTS  BY  CHECK.  SEE  THE  BACK
                               COVER  PAGE  FOR  THE  ADDRESS.

IMPORTANT  -  HOW  SHARES  ARE  PRICED
THE PRICE OF SHARES IS BASED ON EACH FUND'S NET ASSET VALUE ("NAV"). NAV IS COMPUTED BY ADDING THE VALUE OF A FUND'S HOLDINGS PLUS OTHER ASSETS,
SUBTRACTING LIABILITIES, AND THEN DIVIDING THE RESULT BY THE NUMBER OF SHARES OUTSTANDING. IF A FUND HAS MORE THAN ONE CLASS OF SHARES, THE NAV OF EACH CLASS WILL BE DIFFERENT, DEPENDING ON THE NUMBER OF SHARES OUTSTANDING FOR EACH CLASS.

PORTFOLIO SECURITIES AND OTHER ASSETS ARE VALUED BASED ON MARKET QUOTATIONS, EXCEPT THAT SECURITIES MATURING WITHIN 60 DAYS ARE VALUED AT AMORTIZED COST. IF MARKET QUOTATIONS ARE NOT READILY AVAILABLE, SECURITIES ARE VALUED BY A METHOD THAT THE FUND'S BOARD OF TRUSTEES/DIRECTORS BELIEVES ACCURATELY REFLECTS FAIR VALUE.

THE NAV IS CALCULATED AS OF THE CLOSE OF EACH BUSINESS DAY, WHICH COINCIDES WITH THE CLOSING OF THE REGULAR SESSION OF THE NEW YORK STOCK EXCHANGE ("NYSE") (NORMALLY 4 P.M. ET). EACH FUND IS OPEN FOR BUSINESS EACH DAY THE NYSE IS OPEN. PLEASE NOTE THAT THERE ARE SOME FEDERAL HOLIDAYS, HOWEVER,
SUCH AS COLUMBUS DAY AND VETERANS' DAY, WHEN THE NYSE IS OPEN AND THE FUND IS OPEN BUT PURCHASES CANNOT BE MADE BECAUSE THE POST OFFICES AND BANKS ARE CLOSED.

WHEN  YOUR  ACCOUNT  WILL  BE  CREDITED
BEFORE YOU BUY SHARES, PLEASE READ THE FOLLOWING INFORMATION TO MAKE SURE YOUR INVESTMENT IS CREDITED PROPERLY AND IN A TIMELY MANNER.

O        YOUR  PURCHASE  WILL  BE  PROCESSED  AT  THE  NAV NEXT CALCULATED AFTER
YOUR  ORDER  IS  RECEIVED.
O        ALL  OF  YOUR  PURCHASES  MUST  BE  MADE  IN  US  DOLLARS.
O        NO  CASH  WILL  BE  ACCEPTED.
O        NO  CREDIT  CARD  OR  CREDIT  LOAN  CHECKS  WILL  BE  ACCEPTED.
O        EACH  FUND  RESERVES  THE  RIGHT  TO SUSPEND THE OFFERING OF SHARES FOR
A  PERIOD  OF  TIME  OR  TO  REJECT  ANY  SPECIFIC  PURCHASE  ORDER.
O        AS  A  CONVENIENCE,  CHECK  PURCHASES  RECEIVED  AT CALVERT'S OFFICE IN
BETHESDA, MARYLAND WILL BE SENT BY OVERNIGHT DELIVERY TO THE TRANSFER AGENT AND WILL BE CREDITED THE NEXT BUSINESS DAY UPON RECEIPT.

O        ANY  CHECK  PURCHASE  RECEIVED  WITHOUT  AN  INVESTMENT  SLIP MAY CAUSE
DELAYED  CREDITING.
O        IF  YOUR  CHECK  DOES  NOT  CLEAR  YOUR  BANK,  YOUR  PURCHASE  WILL BE
CANCELED  AND  YOU  WILL  BE  CHARGED  A  $10  FEE  PLUS  ANY  COSTS  INCURRED.
O        ALL  PURCHASES  WILL  BE  CONFIRMED  AND  CREDITED  TO  YOUR ACCOUNT IN
FULL  AND  FRACTIONAL  SHARES  (ROUNDED  TO  THE  NEAREST  1/100TH  OF A SHARE).

EARNING  DIVIDENDS
IF THE TRANSFER AGENT RECEIVES YOUR WIRE PURCHASE BY 5 P.M. ET, YOUR ACCOUNT WILL BEGIN EARNING DIVIDENDS ON THE NEXT BUSINESS DAY. EXCHANGES BEGIN EARNING DIVIDENDS THE NEXT BUSINESS DAY AFTER THE EXCHANGE REQUEST IS
RECEIVED  BY  MAIL  OR  TELEPHONE.  PURCHASES  RECEIVED  BY  CHECK  WILL  BEGIN
EARNING  DIVIDENDS  THE  NEXT  BUSINESS  DAY  AFTER  THEY  ARE  CREDITED  TO THE
ACCOUNT.

OTHER  CALVERT  GROUP  FEATURES

CALVERT  INFORMATION  NETWORK
FOR 24 HOUR PERFORMANCE AND ACCOUNT INFORMATION CALL 800-368-2745 OR VISIT HTTP://WWW.CALVERTGROUP.COM
YOU CAN OBTAIN CURRENT PERFORMANCE AND PRICING INFORMATION, VERIFY ACCOUNT BALANCES, AND AUTHORIZE CERTAIN TRANSACTIONS WITH THE CONVENIENCE OF ONE PHONE CALL, 24 HOURS A DAY.

ACCOUNT  SERVICES
BY SIGNING UP FOR SERVICES WHEN YOU OPEN YOUR ACCOUNT, YOU AVOID HAVING TO OBTAIN A SIGNATURE GUARANTEE. IF YOU WISH TO ADD SERVICES AT A LATER DATE, A
SIGNATURE GUARANTEE TO VERIFY YOUR SIGNATURE MAY BE OBTAINED FROM ANY BANK, TRUST COMPANY AND SAVINGS AND LOAN ASSOCIATION, CREDIT UNION, BROKER-DEALER FIRM OR MEMBER OF A DOMESTIC STOCK EXCHANGE. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

CALVERT  MONEY  CONTROLLER
CALVERT MONEY CONTROLLER ALLOWS YOU TO PURCHASE OR SELL SHARES BY ELECTRONIC FUNDS TRANSFER WITHOUT THE TIME DELAY OF MAILING A CHECK OR THE ADDED EXPENSE OF A WIRE. USE THIS SERVICE TO TRANSFER UP TO $300,000 ELECTRONICALLY. ALLOW ONE OR TWO BUSINESS DAYS AFTER YOU PLACE YOUR REQUEST
FOR THE TRANSFER TO TAKE PLACE. MONEY TRANSFERRED TO PURCHASE NEW SHARES WILL BE SUBJECT TO A HOLD OF UP TO 10 BUSINESS DAYS. TRANSACTION REQUESTS
MUST BE RECEIVED BY 4 P.M. ET. YOU MAY REQUEST THIS SERVICE ON YOUR INITIAL ACCOUNT APPLICATION. CALVERT MONEY CONTROLLER TRANSACTIONS RETURNED FOR INSUFFICIENT FUNDS WILL INCUR A $25 CHARGE.

TELEPHONE  TRANSACTIONS
YOU MAY PURCHASE, REDEEM, OR EXCHANGE SHARES, WIRE FUNDS AND USE CALVERT MONEY CONTROLLER BY TELEPHONE IF YOU HAVE PRE-AUTHORIZED SERVICE INSTRUCTIONS. YOU RECEIVE TELEPHONE PRIVILEGES AUTOMATICALLY WHEN YOU OPEN
YOUR ACCOUNT UNLESS YOU ELECT OTHERWISE. FOR OUR MUTUAL PROTECTION, THE FUND, THE SHAREHOLDER SERVICING AGENT AND THEIR AFFILIATES USE PRECAUTIONS SUCH AS VERIFYING SHAREHOLDER IDENTITY AND RECORDING TELEPHONE CALLS TO CONFIRM INSTRUCTIONS GIVEN BY PHONE. A CONFIRMATION STATEMENT IS SENT FOR MOST TRANSACTIONS; PLEASE REVIEW THIS STATEMENT AND VERIFY THE ACCURACY OF YOUR TRANSACTION IMMEDIATELY.

EXCHANGES
CALVERT GROUP OFFERS A WIDE VARIETY OF INVESTMENT OPTIONS THAT INCLUDES COMMON STOCK FUNDS, TAX-EXEMPT AND CORPORATE BOND FUNDS, AND MONEY MARKET FUNDS (CALL YOUR BROKER OR CALVERT REPRESENTATIVE FOR MORE INFORMATION). WE MAKE IT EASY FOR YOU TO PURCHASE SHARES IN OTHER CALVERT FUNDS IF YOUR INVESTMENT GOALS CHANGE. THE EXCHANGE PRIVILEGE OFFERS FLEXIBILITY BY ALLOWING YOU TO EXCHANGE SHARES ON WHICH YOU HAVE ALREADY PAID A SALES
CHARGE  FROM  ONE  MUTUAL  FUND  TO  ANOTHER  AT  NO  ADDITIONAL  CHARGE.

COMPLETE AND SIGN AN ACCOUNT APPLICATION, TAKING CARE TO REGISTER YOUR NEW ACCOUNT IN THE SAME NAME AND TAXPAYER IDENTIFICATION NUMBER AS YOUR EXISTING CALVERT ACCOUNT(S). EXCHANGE INSTRUCTIONS MAY THEN BE GIVEN BY TELEPHONE IF TELEPHONE REDEMPTIONS HAVE BEEN AUTHORIZED AND THE SHARES ARE NOT IN CERTIFICATE FORM.

BEFORE  YOU  MAKE  AN  EXCHANGE,  PLEASE  NOTE  THE  FOLLOWING:
EACH EXCHANGE REPRESENTS THE SALE OF SHARES OF ONE FUND AND THE PURCHASE OF SHARES OF ANOTHER. THEREFORE, YOU COULD REALIZE A TAXABLE GAIN OR LOSS.

YOU MAY EXCHANGE SHARES ACQUIRED BY REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS INTO ANOTHER CALVERT FUND AT NO ADDITIONAL CHARGE.

SHARES  MAY  ONLY  BE  EXCHANGED FOR SHARES OF THE SAME CLASS OF ANOTHER CALVERT
FUND.

NO CDSC IS IMPOSED ON EXCHANGES OF SHARES SUBJECT TO A CDSC AT THE TIME OF THE EXCHANGE. THE APPLICABLE CDSC IS IMPOSED AT THE TIME THE SHARES ACQUIRED BY THE EXCHANGE ARE REDEEMED.

SHAREHOLDERS (AND THOSE MANAGING MULTIPLE ACCOUNTS) WHO MAKE TWO PURCHASES AND TWO REDEMPTIONS OF SHARES OF THE SAME FUND DURING ANY SIX-MONTH PERIOD
WILL  BE  GIVEN  WRITTEN  NOTICE  AND  MAY BE PROHIBITED FROM PLACING ADDITIONAL
INVESTMENTS. THIS POLICY DOES NOT PROHIBIT A SHAREHOLDER FROM REDEEMING SHARES OF ANY FUND, AND DOES NOT APPLY TO TRADES SOLELY BETWEEN MONEY MARKET FUNDS.

EACH FUND RESERVES THE RIGHT TO TERMINATE OR MODIFY THE EXCHANGE PRIVILEGE WITH 60 DAYS' WRITTEN NOTICE.

COMBINED  GENERAL  MAILINGS  (HOUSEHOLDING)
MULTIPLE ACCOUNTS WITH THE SAME SOCIAL SECURITY NUMBER WILL RECEIVE ONE MAILING PER HOUSEHOLD OF INFORMATION SUCH AS PROSPECTUSES AND SEMI-ANNUAL AND ANNUAL REPORTS. YOU MAY REQUEST FURTHER GROUPING OF ACCOUNTS TO RECEIVE FEWER MAILINGS. SEPARATE STATEMENTS WILL BE GENERATED FOR EACH SEPARATE ACCOUNT AND WILL BE MAILED IN ONE ENVELOPE FOR EACH COMBINATION ABOVE.

SPECIAL  SERVICES  AND  CHARGES
EACH FUND PAYS FOR SHAREHOLDER SERVICES BUT NOT FOR SPECIAL SERVICES THAT ARE REQUIRED BY A FEW SHAREHOLDERS, SUCH AS A REQUEST FOR A HISTORICAL TRANSCRIPT OF AN ACCOUNT. YOU MAY BE REQUIRED TO PAY A FEE FOR THESE SPECIAL SERVICES.

IF YOU ARE PURCHASING SHARES THROUGH A PROGRAM OF SERVICES OFFERED BY A BROKER/DEALER OR FINANCIAL INSTITUTION, YOU SHOULD READ THE PROGRAM MATERIALS TOGETHER WITH THIS PROSPECTUS. CERTAIN FEATURES MAY BE MODIFIED IN THESE PROGRAMS. INVESTORS MAY BE CHARGED A FEE IF THEY EFFECT TRANSACTIONS
IN  FUND  SHARES  THROUGH  A  BROKER  OR  AGENT.

MINIMUM  ACCOUNT  BALANCE
PLEASE MAINTAIN A BALANCE IN EACH OF YOUR ACCOUNTS OF AT LEAST $1,000. IF THE BALANCE IN ANY OF YOUR ACCOUNTS FALLS BELOW THE MINIMUM DURING A MONTH, YOUR ACCOUNT MAY BE CLOSED AND THE PROCEEDS MAILED TO THE ADDRESS OF RECORD. YOU WILL RECEIVE NOTICE THAT YOUR ACCOUNT IS BELOW THE MINIMUM, AND WILL BE CLOSED IF THE BALANCE IS NOT BROUGHT UP TO THE REQUIRED MINIMUM AMOUNT
WITHIN  30  DAYS.

DIVIDENDS,  CAPITAL  GAINS  AND  TAXES

THE FUND PAYS DIVIDENDS FROM ITS NET INVESTMENT INCOME MONTHLY. NET INVESTMENT INCOME CONSISTS OF INTEREST INCOME, NET SHORT-TERM CAPITAL GAINS, IF ANY, AND DIVIDENDS DECLARED AND PAID ON INVESTMENTS, LESS EXPENSES.
DISTRIBUTIONS OF NET SHORT-TERM CAPITAL GAINS (TREATED AS DIVIDENDS FOR TAX PURPOSES) AND NET LONG-TERM CAPITAL GAINS, IF ANY, ARE NORMALLY PAID ONCE A YEAR; HOWEVER, THE FUND DOES NOT ANTICIPATE MAKING ANY SUCH DISTRIBUTIONS
UNLESS  AVAILABLE  CAPITAL  LOSS  CARRYOVERS  HAVE  BEEN  USED  OR HAVE EXPIRED.

DIVIDEND  PAYMENT  OPTIONS
DIVIDENDS AND ANY DISTRIBUTIONS ARE AUTOMATICALLY REINVESTED IN THE SAME FUND AT NAV (WITHOUT SALES CHARGE), UNLESS YOU ELECT TO HAVE AMOUNTS OF $10 OR MORE PAID IN CASH (BY CHECK OR BY CALVERT MONEY CONTROLLER). DIVIDENDS
AND  DISTRIBUTIONS  FROM  ANY  CALVERT  GROUP FUND MAY BE AUTOMATICALLY INVESTED
IN  AN

IDENTICALLY REGISTERED ACCOUNT IN ANY OTHER CALVERT GROUP FUND AT NAV. IF REINVESTED IN THE SAME ACCOUNT, NEW SHARES WILL BE PURCHASED AT NAV ON THE REINVESTMENT DATE, WHICH IS GENERALLY 1 TO 3 DAYS PRIOR TO THE PAYMENT DATE. YOU MUST NOTIFY THE FUND IN WRITING TO CHANGE YOUR PAYMENT OPTIONS. IF YOU ELECT TO HAVE DIVIDENDS AND/OR DISTRIBUTIONS PAID IN CASH, AND THE US POSTAL SERVICE RETURNS THE CHECK AS UNDELIVERABLE, IT, AS WELL AS FUTURE DIVIDENDS AND DISTRIBUTIONS, WILL BE REINVESTED IN ADDITIONAL SHARES. NO DIVIDENDS WILL ACCRUE ON AMOUNTS REPRESENTED BY UNCASHED DISTRIBUTION OR REDEMPTION CHECKS.

BUYING  A  DIVIDEND
AT THE TIME OF PURCHASE, THE SHARE PRICE MAY REFLECT UNDISTRIBUTED INCOME, CAPITAL GAINS OR UNREALIZED APPRECIATION OF SECURITIES. ANY INCOME OR
CAPITAL GAINS FROM THESE AMOUNTS WHICH ARE LATER DISTRIBUTED TO YOU ARE FULLY TAXABLE. ON THE RECORD DATE FOR A DISTRIBUTION, SHARE VALUE IS REDUCED
BY THE AMOUNT OF THE DISTRIBUTION. IF YOU BUY SHARES JUST BEFORE THE RECORD DATE ("BUYING A DIVIDEND") YOU WILL PAY THE FULL PRICE FOR THE SHARES AND
THEN  RECEIVE  A  PORTION  OF  THE  PRICE  BACK  AS  A  TAXABLE  DISTRIBUTION.

FEDERAL  TAXES
DIVIDENDS DERIVED FROM INTEREST ON MUNICIPAL OBLIGATIONS CONSTITUTE EXEMPT-INTEREST DIVIDENDS, ON WHICH YOU ARE NOT SUBJECT TO FEDERAL INCOME TAX. HOWEVER, DIVIDENDS WHICH ARE FROM TAXABLE INTEREST AND ANY DISTRIBUTIONS OF SHORT TERM CAPITAL GAIN ARE TAXABLE TO YOU AS ORDINARY INCOME. IF THE FUND MAKES ANY DISTRIBUTIONS OF LONG-TERM CAPITAL GAINS, THEN THESE ARE TAXABLE TO YOU AS LONG-TERM CAPITAL GAINS, REGARDLESS OF HOW LONG YOU HELD YOUR SHARES OF THE FUND. DIVIDENDS ATTRIBUTABLE TO INTEREST ON CERTAIN PRIVATE ACTIVITY BONDS MUST BE INCLUDED IN FEDERAL ALTERNATIVE MINIMUM TAX FOR INDIVIDUALS AND FOR CORPORATIONS. EACH FUND MAY INVEST IN AND DERIVE INCOME FROM TAXABLE SHORT-TERM MONEY MARKET INVESTMENTS, FOR LIQUIDITY PURPOSES OR PENDING INVESTMENT OF THE NEW ASSETS (20% FOR NATIONAL AND CALIFORNIA, 35% FOR MARYLAND AND VIRGINIA). INTEREST EARNED FROM TAXABLE INVESTMENTS WILL BE TAXABLE AS ORDINARY INCOME.

IF ANY TAXABLE INCOME OR GAINS ARE PAID, IN JANUARY, YOUR FUND WILL MAIL YOU FORM 1099-DIV INDICATING THE FEDERAL TAX STATUS OF DIVIDENDS AND ANY CAPITAL GAIN DISTRIBUTIONS PAID TO YOU DURING THE PAST YEAR. GENERALLY, DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE IN THE YEAR THEY ARE PAID. HOWEVER, ANY DIVIDENDS AND DISTRIBUTIONS PAID IN JANUARY BUT DECLARED DURING THE PRIOR THREE MONTHS ARE TAXABLE IN THE YEAR DECLARED. DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE TO YOU REGARDLESS OF WHETHER THEY ARE TAKEN IN CASH OR REINVESTED.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES. THIS CAPITAL GAIN OR LOSS WILL BE SHORT- OR LONG-TERM, DEPENDING ON HOW LONG YOU HAVE OWNED THE SHARES WHICH WERE SOLD. IN JANUARY, YOUR FUND WILL MAIL
YOU  FORM  1099-B  INDICATING  THE  TOTAL  AMOUNT  OF  ALL  SALES,  INCLUDING
EXCHANGES. YOU SHOULD KEEP YOUR ANNUAL YEAR-END ACCOUNT STATEMENTS TO DETERMINE THE COST (BASIS) OF THE SHARES TO REPORT ON YOUR TAX RETURNS.

OTHER  TAX  INFORMATION  -  STATE  FUNDS  ONLY
DIVIDENDS DERIVED FROM INTEREST ON SPECIFIC STATE OR LOCAL OBLIGATIONS ARE EXEMPT FROM THAT STATE'S PERSONAL INCOME TAX, AS ARE DIVIDENDS FROM OBLIGATIONS ISSUED BY CERTAIN TERRITORIES, SUCH AS PUERTO RICO. YOUR STATE FUND WILL ADVISE YOU EACH JANUARY OF THE PERCENT OF DIVIDENDS QUALIFYING FOR THIS EXEMPTION. YOU SHOULD CONSULT YOUR TAX ADVISOR WITH REGARD TO HOW CERTAIN DIVIDENDS AFFECT YOU.

TAXPAYER  IDENTIFICATION  NUMBER
IF  WE  DO  NOT  HAVE  YOUR  CORRECT  SOCIAL SECURITY OR TAXPAYER IDENTIFICATION
NUMBER ("TIN") AND A SIGNED CERTIFIED APPLICATION OR FORM W-9, FEDERAL LAW REQUIRES US TO WITHHOLD 31% OF YOUR REPORTABLE DIVIDENDS, AND POSSIBLY 31% OF CERTAIN REDEMPTIONS. IN ADDITION, YOU MAY BE SUBJECT TO A FINE BY THE INTERNAL REVENUE SERVICE. YOU WILL ALSO BE PROHIBITED FROM OPENING ANOTHER ACCOUNT BY EXCHANGE. IF THIS TIN INFORMATION IS NOT RECEIVED WITHIN 60 DAYS AFTER YOUR ACCOUNT IS ESTABLISHED, YOUR ACCOUNT MAY BE REDEEMED (CLOSED) AT THE CURRENT NAV ON THE DATE OF REDEMPTION. CALVERT GROUP RESERVES THE RIGHT TO REJECT ANY NEW ACCOUNT OR ANY PURCHASE ORDER FOR FAILURE TO SUPPLY A CERTIFIED TIN.

HOW  TO  SELL  SHARES

YOU MAY REDEEM ALL OR A PORTION OF YOUR SHARES ON ANY DAY EACH FUND IS OPEN FOR BUSINESS, PROVIDED THE AMOUNT REQUESTED IS NOT ON HOLD. WHEN YOU
PURCHASE BY CHECK OR WITH CALVERT MONEY CONTROLLER (ELECTRONIC FUNDS TRANSFER), THE PURCHASE WILL BE ON HOLD FOR UP TO 10 BUSINESS DAYS FROM THE DATE OF RECEIPT. DURING THE HOLD PERIOD, REDEMPTION PROCEEDS WILL NOT BE
SENT UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE PURCHASE PAYMENT HAS BEEN COLLECTED.

YOUR SHARES WILL BE REDEEMED AT THE NAV NEXT CALCULATED AFTER YOUR REDEMPTION REQUEST IS RECEIVED AND ACCEPTED (LESS ANY APPLICABLE CDSC). THE PROCEEDS WILL NORMALLY BE SENT TO YOU ON THE NEXT BUSINESS DAY, BUT IF MAKING IMMEDIATE PAYMENT COULD ADVERSELY AFFECT THE FUND, IT MAY TAKE UP TO SEVEN (7) DAYS TO MAKE PAYMENT. CALVERT MONEY CONTROLLER REDEMPTIONS GENERALLY WILL BE CREDITED TO YOUR BANK ACCOUNT BY THE SECOND BUSINESS DAY AFTER YOUR PHONE CALL. WHEN THE NYSE IS CLOSED (OR WHEN TRADING IS
RESTRICTED)  FOR  ANY  REASON  OTHER  THAN  ITS  CUSTOMARY  WEEKEND  OR  HOLIDAY
CLOSINGS,  OR  UNDER  ANY  EMERGENCY  CIRCUMSTANCES  AS  DETERMINED  BY  THE
SECURITIES AND EXCHANGE COMMISSION, REDEMPTIONS MAY BE SUSPENDED OR PAYMENT DATES POSTPONED. PLEASE NOTE THAT THERE ARE SOME FEDERAL HOLIDAYS, HOWEVER, SUCH AS COLUMBUS DAY AND VETERANS' DAY, WHEN THE NYSE IS OPEN AND THE FUND IS OPEN BUT REDEMPTIONS CANNOT BE MADE BECAUSE THE POST OFFICES AND BANKS ARE CLOSED.

THE FUND HAS THE RIGHT TO REDEEM SHARES IN ASSETS OTHER THAN CASH FOR REDEMPTION AMOUNTS EXCEEDING, IN ANY 90-DAY PERIOD, $250,000 OR 1% OF THE
NET  ASSET  VALUE  OF  THE  FUND,  WHICHEVER  IS  LESS.

FOLLOW  THESE  SUGGESTIONS  TO  ENSURE  TIMELY  PROCESSING  OF  YOUR  REDEMPTION
REQUEST:

BY  TELEPHONE  -  CALL  800.368.2745
YOU MAY REDEEM SHARES FROM YOUR ACCOUNT BY TELEPHONE AND HAVE YOUR MONEY MAILED TO YOUR ADDRESS OF RECORD OR ELECTRONICALLY TRANSFERRED OR WIRED TO A BANK YOU HAVE PREVIOUSLY AUTHORIZED. A CHARGE OF $5 MAY BE IMPOSED ON WIRE TRANSFERS OF LESS THAN $1,000.

WRITTEN  REQUESTS
CALVERT  GROUP,  P.O.  BOX  419544,  KANSAS  CITY,  MO  64141-6544
YOUR LETTER SHOULD INCLUDE YOUR ACCOUNT NUMBER AND FUND AND THE NUMBER OF SHARES OR THE DOLLAR AMOUNT YOU ARE REDEEMING. PLEASE PROVIDE A DAYTIME TELEPHONE NUMBER, IF POSSIBLE, FOR US TO CALL IF WE HAVE QUESTIONS. IF THE
MONEY IS BEING SENT TO A NEW BANK, PERSON, OR ADDRESS OTHER THAN THE ADDRESS OF RECORD, YOUR LETTER MUST BE SIGNATURE GUARANTEED.

SYSTEMATIC  CHECK  REDEMPTIONS
IF  YOU  MAINTAIN  AN  ACCOUNT  WITH  A BALANCE OF $10,000 OR MORE, YOU MAY HAVE
UP  TO  TWO  (2)  REDEMPTION  CHECKS  FOR A FIXED AMOUNT SENT TO YOU ON THE 15TH
OF THE MONTH, SIMPLY BY SENDING A LETTER WITH ALL INFORMATION, INCLUDING YOUR ACCOUNT NUMBER, AND THE DOLLAR AMOUNT ($100 MINIMUM). IF YOU WOULD LIKE A REGULAR CHECK MAILED TO ANOTHER PERSON OR PLACE, YOUR LETTER MUST BE SIGNATURE GUARANTEED. SHARES SUBJECT TO THE ONE-YEAR CDSC WHICH ARE REDEEMED BY SYSTEMATIC CHECK REDEMPTION WILL BE CHARGED THE CDSC.

CORPORATIONS  AND  ASSOCIATIONS
YOUR LETTER OF INSTRUCTION AND CORPORATE RESOLUTION SHOULD BE SIGNED BY PERSON(S) AUTHORIZED TO ACT ON THE ACCOUNT, ACCOMPANIED BY SIGNATURE GUARANTEE(S).

TRUSTS
YOUR  LETTER  OF  INSTRUCTION  SHOULD  BE  SIGNED  BY  THE  TRUSTEE(S)  (AS
TRUSTEE(S)), WITH A SIGNATURE GUARANTEE. (IF THE TRUSTEE'S NAME IS NOT REGISTERED ON YOUR ACCOUNT, PLEASE PROVIDE A COPY OF THE TRUST DOCUMENT, CERTIFIED WITHIN THE LAST 60 DAYS.)

THROUGH  YOUR  DEALER
YOUR DEALER MUST RECEIVE YOUR REQUEST BEFORE THE CLOSE OF REGULAR TRADING ON THE NYSE TO RECEIVE THAT DAY'S NAV. YOUR DEALER WILL BE RESPONSIBLE FOR FURNISHING ALL NECESSARY DOCUMENTATION TO CALVERT GROUP AND MAY CHARGE YOU FOR SERVICES PROVIDED.

FINANCIAL  HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUNDS' FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS. INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE SHARE, BY FUND. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN A FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS), AND DOES NOT REFLECT ANY APPLICABLE FRONT- OR BACK-END SALES
CHARGE. THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH A FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE
FUND'S  ANNUAL  REPORT,  WHICH  IS  AVAILABLE  UPON  REQUEST.

NATIONAL
                                             YEARS  ENDED
                            DECEMBER  31,      DECEMBER  31,     DECEMBER  31,
                                    1998              1997             1996
NET  ASSET  VALUE,  BEGINNING        $10.79            $10.56           $10.62
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME           .45               .50              .50
     NET  REALIZED  AND  UNREALIZED
         GAIN  (LOSS)                 .13               .23            (.06)

TOTAL  FROM  INVESTMENT  OPERATIONS     .58               .73              .44
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME         (.46)             (.50)            (.50)
     NET  REALIZED  GAINS            (.09)                --               --

TOTAL  DISTRIBUTIONS                (.55)             (.50)            (.50)
TOTAL  INCREASE  (DECREASE)  IN
     NET  ASSET  VALUE                 .03               .23            (.06)
NET  ASSET  VALUE,  ENDING           $10.82            $10.79           $10.56

TOTAL  RETURN  *                     5.46%             7.11%            4.32%
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME         4.17%             4.71%            4.83%
     TOTAL  EXPENSES  +               .97%              .97%            1.04%
     NET  EXPENSES                   .94%              .94%            1.01%
PORTFOLIO  TURNOVER                   44%               29%              23%
NET  ASSETS,  ENDING
     (IN  THOUSANDS)              $71,065           $48,933          $45,612
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)         6,570             4,535            4,319

                                                     YEARS  ENDED
                                              DECEMBER  31,     DECEMBER  31,
                                                      1995             1994
NET  ASSET  VALUE,  BEGINNING                           $9.81           $10.42
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME                             .51              .50
     NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)           .80            (.62)

TOTAL  FROM  INVESTMENT  OPERATIONS                      1.31            (.12)
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME                           (.50)            (.49)
     NET  REALIZED  GAINS                                 --               --

TOTAL  DISTRIBUTIONS                                  (.50)            (.49)
TOTAL  INCREASE  (DECREASE)  IN  NET  ASSET VALUE           .81            (.61)
NET  ASSET  VALUE,  ENDING                             $10.62            $9.81

TOTAL  RETURN  *                                      13.64%          (1.18%)
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME                           4.97%            4.88%
     TOTAL  EXPENSES  +                                 .96%               --
     NET  EXPENSES                                     .94%             .69%
     EXPENSES  REIMBURSED                                --             .32%
PORTFOLIO  TURNOVER                                     57%             122%
NET  ASSETS,  ENDING  (IN  THOUSANDS)                  $40,146          $36,159
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)                           3,780            3,686

CALIFORNIA
                                             YEARS  ENDED
                            DECEMBER  31,      DECEMBER  31,     DECEMBER  31,
                                    1998              1997             1996
NET  ASSET  VALUE,  BEGINNING        $10.63            $10.44           $10.51
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME           .45               .49              .48
     NET  REALIZED  AND  UNREALIZED
         GAIN  (LOSS)                 .12               .18            (.07)

TOTAL  FROM  INVESTMENT  OPERATIONS     .57               .67              .41
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME         (.46)             (.48)            (.48)
TOTAL  INCREASE  (DECREASE)  IN
     NET  ASSET  VALUE                 .11               .19            (.07)
NET  ASSET  VALUE,  ENDING           $10.74            $10.63           $10.44

TOTAL  RETURN  *                     5.51%             6.61%            4.04%
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME         4.23%             4.64%            4.59%
     TOTAL  EXPENSES  +               .90%              .91%             .97%
     NET  EXPENSES                   .88%              .88%             .94%
PORTFOLIO  TURNOVER                   12%               48%              25%
NET  ASSETS,  ENDING
     (IN  THOUSANDS)              $36,963           $35,085          $35,693
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)         3,442             3,300            3,419

                                                      YEARS  ENDED
                                              DECEMBER  31,     DECEMBER  31,
                                                      1995             1994
NET  ASSET  VALUE,  BEGINNING                           $9.81           $10.56
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME                             .47              .48
     NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)           .69            (.76)

TOTAL  FROM  INVESTMENT  OPERATIONS                      1.16            (.28)
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME                           (.46)            (.47)
     NET  REALIZED  GAINS                                 --               --
     TOTAL  DISTRIBUTIONS                             (.46)            (.47)
TOTAL  INCREASE  (DECREASE)  IN  NET  ASSET VALUE           .70            (.75)
NET  ASSET  VALUE,  ENDING                             $10.51            $9.81

TOTAL  RETURN  *                                      12.07%          (2.57%)
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME                           4.59%            4.67%
     TOTAL  EXPENSES  +                                 .91%               --
     NET  EXPENSES                                     .89%             .76%
     EXPENSES  REIMBURSED                                --             .13%
PORTFOLIO  TURNOVER                                     47%              68%
NET  ASSETS,  ENDING  (IN  THOUSANDS)                  $34,424          $34,111
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)                           3,276            3,476

MARYLAND
                                             YEARS  ENDED
                            DECEMBER  31,      DECEMBER  31,     DECEMBER  31,
                                    1998              1997             1996
NET  ASSET  VALUE,  BEGINNING         $5.18             $5.03            $5.06
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME           .21               .23              .23
     NET  REALIZED  AND  UNREALIZED
         GAIN  (LOSS)                 .04               .15            (.04)

TOTAL  FROM  INVESTMENT  OPERATIONS     .25               .38              .19
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME         (.22)             (.23)            (.22)
TOTAL  INCREASE  (DECREASE)  IN
     NET  ASSET  VALUE                 .03               .15            (.03)
NET  ASSET  VALUE,  ENDING            $5.21             $5.18            $5.03

TOTAL  RETURN  *                     4.88%             7.68%            3.96%
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME         4.13%             4.48%            4.59%
     TOTAL  EXPENSES  +               .97%              .99%            1.00%
     NET  EXPENSES                   .93%              .92%             .94%
     EXPENSES  REIMBURSED              --                --             .04%
PORTFOLIO  TURNOVER                   24%               13%               8%
NET  ASSETS,  ENDING
     (IN  THOUSANDS)              $12,165           $12,437          $12,023
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)         2,336             2,400            2,338

                                                     YEARS  ENDED
                                              DECEMBER  31,     DECEMBER  31,
                                                      1995             1994
NET  ASSET  VALUE,  BEGINNING                           $4.67            $5.05
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME                             .24              .24
     NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)           .39            (.39)

TOTAL  FROM  INVESTMENT  OPERATIONS                       .63            (.15)
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME                           (.24)            (.23)
TOTAL  INCREASE  (DECREASE)  IN  NET  ASSET VALUE           .39            (.38)
NET  ASSET  VALUE,  ENDING                              $5.06            $4.67

TOTAL  RETURN  *                                      13.66%          (2.94%)
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME                           4.87%            5.01%
     TOTAL  EXPENSES  +                                 .51%               --
     NET  EXPENSES                                     .48%             .17%
     EXPENSES  REIMBURSED                              .43%             .86%
PORTFOLIO  TURNOVER                                     11%              77%
NET  ASSETS,  ENDING  (IN  THOUSANDS)                   $9,411           $7,429
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)                           1,860            1,589

VIRGINIA

                                              PERIODS  ENDED
                            DECEMBER  31,      DECEMBER  31,     DECEMBER  31,
                                    1998              1997             1996
NET  ASSET  VALUE,  BEGINNING         $5.21             $5.10            $5.13
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME           .21               .22              .22
     NET  REALIZED  AND  UNREALIZED
         GAIN  (LOSS)                 .04               .11            (.03)

TOTAL  FROM  INVESTMENT  OPERATIONS     .25               .33              .19
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME         (.21)             (.22)            (.22)
TOTAL  INCREASE  (DECREASE)  IN
     NET  ASSET  VALUE                 .04               .11            (.03)
NET  ASSET  VALUE,  ENDING            $5.25             $5.21            $5.10

TOTAL  RETURN*                      4.88%             6.71%            3.82%
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME         4.03%             4.38%            4.35%
     TOTAL  EXPENSES  +               .97%              .96%            1.00%
     NET  EXPENSES                   .93%              .88%             .92%
     EXPENSES  REIMBURSED              --                --             .03%
PORTFOLIO  TURNOVER                   36%                8%               4%
NET  ASSETS,  ENDING
     (IN  THOUSANDS)              $14,439           $13,542          $12,618
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)         2,748             2,602            2,475

                                                     YEARS  ENDED
                                              DECEMBER  31,     DECEMBER  31,
                                                      1995             1994
NET  ASSET  VALUE,  BEGINNING                           $4.74            $5.06
INCOME  FROM  INVESTMENT  OPERATIONS
     NET  INVESTMENT  INCOME                             .24              .23
     NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)           .39            (.32)

TOTAL  FROM  INVESTMENT  OPERATIONS                       .63            (.09)
DISTRIBUTIONS  FROM
     NET  INVESTMENT  INCOME                           (.24)            (.23)
TOTAL  INCREASE  (DECREASE)  IN  NET  ASSET VALUE           .39            (.32)
NET  ASSET  VALUE,  ENDING                              $5.13            $4.74

TOTAL  RETURN*                                       13.54%          (2.04%)
RATIOS  TO  AVERAGE  NET  ASSETS:
     NET  INVESTMENT  INCOME                           4.86%            4.87%
     TOTAL  EXPENSES  +                                 .54%               --
     NET  EXPENSES                                     .51%             .19%
     EXPENSES  REIMBURSED                              .38%             .86%
PORTFOLIO  TURNOVER                                     11%             65%%
NET  ASSETS,  ENDING  (IN  THOUSANDS)                   $7,295           $5,866
NUMBER  OF  SHARES  OUTSTANDING,
     ENDING  (IN  THOUSANDS)                           1,423            1,239

*        TOTAL  RETURN  DOES  NOT  REFLECT  DEDUCTION OF FRONT-END SALES CHARGE.
+        EFFECTIVE  DECEMBER  31,  1995,  THIS  RATIO  REFLECTS  TOTAL  EXPENSES
BEFORE REDUCTION FOR FEES PAID INDIRECTLY; SUCH REDUCTIONS ARE INCLUDED IN THE RATIO OF NET EXPENSES. TOTAL EXPENSES ARE PRESENTED NET OF EXPENSE WAIVERS AND REIMBURSEMENTS.

EXHIBIT  A
REDUCED  SALES  CHARGES

YOU MAY QUALIFY FOR A REDUCED SALES CHARGE THROUGH SEVERAL PURCHASE PLANS AVAILABLE. YOU MUST NOTIFY THE FUND AT THE TIME OF PURCHASE TO TAKE ADVANTAGE OF THE REDUCED SALES CHARGE.

RIGHTS  OF  ACCUMULATION  CAN  BE  APPLIED  TO  SEVERAL  ACCOUNTS
SALES CHARGE BREAKPOINTS ARE AUTOMATICALLY CALCULATED FOR EACH ACCOUNT BASED ON THE HIGHER OF COST OR CURRENT VALUE OF SHARES PREVIOUSLY PURCHASED. THIS PRIVILEGE CAN BE APPLIED TO A FAMILY GROUP OR OTHER QUALIFIED GROUP* UPON REQUEST. SHARES COULD THEN BE PURCHASED AT THE REDUCED SALES CHARGE WHICH APPLIES TO THE ENTIRE GROUP; THAT IS, BASED ON THE HIGHER OF COST OR CURRENT VALUE OF SHARES PREVIOUSLY PURCHASED AND CURRENTLY HELD BY ALL THE MEMBERS OF THE GROUP.

     FOOTNOTE:
     *  A  "QUALIFIED  GROUP"  IS  ONE  WHICH:
     HAS  BEEN  IN  EXISTENCE  FOR  MORE  THAN  SIX  MONTHS,  AND
     HAS A PURPOSE OTHER THAN ACQUIRING SHARES AT A DISCOUNT, AND SATISFIES UNIFORM CRITERIA WHICH ENABLE CDI AND BROKERS OFFERING SHARES TO REALIZE ECONOMIES OF SCALE IN DISTRIBUTING SUCH SHARES.

     A QUALIFIED GROUP MUST HAVE MORE THAN 10 MEMBERS, MUST BE AVAILABLE TO ARRANGE FOR GROUP MEETINGS BETWEEN REPRESENTATIVES OF CDI OR
     BROKERS DISTRIBUTING SHARES, MUST AGREE TO INCLUDE SALES AND OTHER MATERIALS RELATED TO THE FUNDS IN ITS PUBLICATIONS AND MAILINGS TO
     MEMBERS AT REDUCED OR NO COST TO CDI OR BROKERS. A PENSION PLAN IS NOT A QUALIFIED GROUP FOR RIGHTS OF ACCUMULATION.

LETTER  OF  INTENT
IF YOU (OR YOUR GROUP, AS DESCRIBED ABOVE) PLAN TO PURCHASE $50,000 OR MORE OF CALVERT FUND SHARES OVER THE NEXT 13 MONTHS, YOUR SALES CHARGE MAY BE REDUCED THROUGH A "LETTER OF INTENT." YOU PAY THE LOWER SALES CHARGE APPLICABLE TO THE TOTAL AMOUNT YOU PLAN TO INVEST OVER THE 13-MONTH PERIOD, EXCLUDING ANY MONEY MARKET PORTFOLIO PURCHASES. PART OF YOUR SHARES WILL BE HELD IN ESCROW, SO THAT IF YOU DO NOT INVEST THE AMOUNT INDICATED, YOU WILL
HAVE TO PAY THE SALES CHARGE APPLICABLE TO THE SMALLER INVESTMENT ACTUALLY MADE. FOR MORE INFORMATION, SEE THE SAI.

NEITHER THE FUNDS, NOR CALVERT DISTRIBUTORS, INC. ("CDI"), NOR ANY AFFILIATE THEREOF WILL REIMBURSE A PLAN OR PARTICIPANT FOR ANY SALES CHARGES PAID PRIOR TO RECEIPT OF SUCH WRITTEN COMMUNICATION AND CONFIRMATION BY CALVERT GROUP. PLAN ADMINISTRATORS SHOULD SEND REQUESTS FOR THE WAIVER OF SALES CHARGES BASED ON THE ABOVE CONDITIONS TO: CALVERT GROUP RETIREMENT PLANS, 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814.

OTHER  CIRCUMSTANCES
THERE IS NO SALES CHARGE ON SHARES OF ANY FUND OF THE CALVERT GROUP OF FUNDS SOLD TO (I) CURRENT OR RETIRED DIRECTORS, TRUSTEES, OR OFFICERS OF THE CALVERT GROUP OF FUNDS, EMPLOYEES OF CALVERT GROUP, LTD. AND ITS AFFILIATES, OR THEIR FAMILY MEMBERS; (II) CSIF ADVISORY COUNCIL MEMBERS, DIRECTORS, OFFICERS, AND EMPLOYEES OF ANY SUBADVISOR FOR THE CALVERT GROUP OF FUNDS,
EMPLOYEES OF BROKER/DEALERS DISTRIBUTING THE FUND'S SHARES AND IMMEDIATE FAMILY MEMBERS OF THE COUNCIL, SUBADVISOR, OR BROKER/DEALER; (III) PURCHASES MADE THROUGH A REGISTERED INVESTMENT ADVISOR; (IV) TRUST DEPARTMENTS OF BANKS OR SAVINGS INSTITUTIONS FOR TRUST CLIENTS OF SUCH BANK OR INSTITUTION,
(V) PURCHASES THROUGH A BROKER MAINTAINING AN OMNIBUS ACCOUNT WITH THE FUND, PROVIDED THE PURCHASES ARE MADE BY (A) INVESTMENT ADVISORS OR FINANCIAL PLANNERS PLACING TRADES FOR THEIR OWN ACCOUNTS (OR THE ACCOUNTS OF THEIR
CLIENTS)  AND  WHO  CHARGE  A  MANAGEMENT,  CONSULTING,  OR  OTHER FEE FOR THEIR
SERVICES; OR (B) CLIENTS OF SUCH INVESTMENT ADVISORS OR FINANCIAL PLANNERS WHO PLACE TRADES FOR THEIR OWN ACCOUNTS IF SUCH ACCOUNTS ARE LINKED TO THE MASTER ACCOUNT OF SUCH INVESTMENT ADVISOR OR FINANCIAL PLANNER ON THE BOOKS AND RECORDS OF THE BROKER OR AGENT; OR (C) RETIREMENT AND DEFERRED
COMPENSATION PLANS AND TRUSTS, INCLUDING, BUT NOT LIMITED TO, THOSE DEFINED IN SECTION 401(A) OR SECTION 403(B) OF THE I.R.C., AND "RABBI TRUSTS."

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FROM OTHER CALVERT GROUP FUNDS YOU MAY PREARRANGE TO HAVE YOUR DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FROM ANOTHER CALVERT GROUP FUND AUTOMATICALLY INVESTED IN ANOTHER ACCOUNT WITH NO ADDITIONAL SALES CHARGE.

PURCHASES  MADE  AT  NAV
EXCEPT FOR MONEY MARKET FUNDS, IF YOU MAKE A PURCHASE AT NAV, YOU MAY EXCHANGE THAT AMOUNT TO ANOTHER CALVERT GROUP FUND AT NO ADDITIONAL SALES CHARGE.

REINSTATEMENT  PRIVILEGE
IF  YOU  REDEEM  SHARES  AND  THEN WITHIN 30 DAYS DECIDE TO REINVEST IN THE SAME
FUND,  YOU  MAY  DO  SO  AT  THE  NET  ASSET  VALUE  NEXT  COMPUTED  AFTER  THE
REINVESTMENT ORDER IS RECEIVED, WITHOUT A SALES CHARGE. YOU MAY USE THE REINSTATEMENT PRIVILEGE ONLY ONCE. THE FUNDS RESERVE THE RIGHT TO MODIFY OR ELIMINATE THIS PRIVILEGE.

EXHIBIT  B
SERVICE  FEES  AND  ARRANGEMENTS  WITH  DEALERS

CALVERT DISTRIBUTORS, INC., THE FUND'S UNDERWRITER, PAYS DEALERS A COMMISSION, OR REALLOWANCE (EXPRESSED AS A PERCENTAGE OF THE OFFERING PRICE) WHEN YOU PURCHASE SHARES OF NON-MONEY MARKET PORTFOLIOS. CDI ALSO PAYS DEALERS AN ONGOING SERVICE FEE WHILE YOU OWN SHARES OF A FUND (EXPRESSED AS AN ANNUAL PERCENTAGE RATE OF AVERAGE DAILY NET ASSETS HELD IN CALVERT
ACCOUNTS  BY  THAT  DEALER).  THE  TABLE  BELOW  SHOWS  THE  AMOUNT  OF PAYMENT.

                      MAXIMUM  COMMISSION/SERVICE  FEES

NATIONAL              2.25%/0.15%
CALIFORNIA            2.25%/0.15%
MARYLAND              2.25%/0.15%
VIRGINIA              2.25%/0.15%

OCCASIONALLY, CDI MAY REALLOW TO DEALERS THE FULL FRONT-END SALES CHARGE. CDI MAY ALSO PAY ADDITIONAL CONCESSIONS, INCLUDING NON-CASH PROMOTIONAL INCENTIVES, SUCH AS MERCHANDISE OR TRIPS, TO BROKERS EMPLOYING REGISTERED REPRESENTATIVES WHO HAVE SOLD OR ARE EXPECTED TO SELL A MINIMUM DOLLAR AMOUNT OF SHARES OF THE FUNDS AND/OR SHARES OF OTHER FUNDS UNDERWRITTEN BY CDI. CDI MAY MAKE EXPENSE REIMBURSEMENTS FOR SPECIAL TRAINING OF A BROKER'S REGISTERED REPRESENTATIVES, ADVERTISING OR EQUIPMENT, OR TO DEFRAY THE EXPENSES OF SALES CONTESTS. CAMCO, CDI, OR THEIR AFFILIATES MAY PAY CERTAIN BROKER-DEALERS AND/OR OTHER PERSONS, FOR THE SALE AND DISTRIBUTION OF THE
SECURITIES OR FOR SERVICES TO THE FUND. PAYMENTS MAY INCLUDE ADDITIONAL COMPENSATION BASED ON ASSETS HELD THROUGH THAT FIRM BEYOND THE REGULARLY SCHEDULED RATES, AND FINDER'S FEES. CDI PAYS DEALERS A FINDER'S FEE ON SHARES PURCHASED AT NAV IN ACCOUNTS WITH $1 MILLION OR MORE. THE FINDER'S FEE IS 1% OF THE NAV PURCHASE AMOUNT ON THE FIRST $2 MILLION, .80% ON $2 TO $3 MILLION, .50% ON $3 TO $50 MILLION, .25% ON $50 TO $100 MILLION, AND .15% OVER $100 MILLION. IF A FINDER'S FEE IS PAID, THEN THE SERVICE FEE BEGINS IN THE 13TH MONTH AFTER PURCHASE. ALL PAYMENTS WILL BE IN COMPLIANCE WITH THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.

TO  OPEN  AN  ACCOUNT:
800-368-2748

PERFORMANCE  AND  PRICES:
CALVERT  INFORMATION  NETWORK
24  HOURS,  7  DAYS  A  WEEK
800-368-2745

SERVICE  FOR  EXISTING  ACCOUNTS:
SHAREHOLDERS  800-368-2745
BROKERS  800-368-2746

TDD  FOR  HEARING-IMPAIRED:
800-541-1524

BRANCH  OFFICE:
4550  MONTGOMERY  AVENUE
SUITE  1000N
BETHESDA,  MARYLAND  20814

REGISTERED,  CERTIFIED  OR
OVERNIGHT  MAIL:
CALVERT  GROUP
C/O  NFDS
330  WEST  9TH  STREET
KANSAS  CITY,  MO  64105

CALVERT  GROUP  WEB-SITE
ADDRESS:  HTTP://WWW.CALVERTGROUP.COM

PRINCIPAL  UNDERWRITER
CALVERT  DISTRIBUTORS,  INC.
4550  MONTGOMERY  AVENUE
SUITE  1000N
BETHESDA,  MARYLAND  20814

OUTSIDE  BACK  COVER  PAGE

FOR  INVESTORS  WHO  WANT  MORE  INFORMATION  ABOUT  THE  FUNDS,  THE  FOLLOWING
DOCUMENTS  ARE  AVAILABLE  FREE  UPON  REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: ADDITIONAL INFORMATION ABOUT EACH FUND'S INVESTMENTS IS AVAILABLE IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

STATEMENT OF ADDITIONAL INFORMATION (SAI): THE SAI FOR EACH FUND PROVIDES MORE DETAILED INFORMATION ABOUT THE FUND AND IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE.

YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING YOUR BROKER, OR THE FUNDS AT:

CALVERT  GROUP
4550  MONTGOMERY  AVE,  SUITE  1000N
BETHESDA,  MD.  20814

TELEPHONE:  1-800-368-2745

CALVERT  GROUP  WEB-SITE
ADDRESS:  HTTP://WWW.CALVERTGROUP.COM

YOU CAN REVIEW THE FUNDS' REPORTS AND SAIS AT THE PUBLIC REFERENCE ROOM OF THE SECURITIES AND EXCHANGE COMMISSION. YOU CAN GET TEXT-ONLY COPIES:

FOR A FEE, BY WRITING TO OR CALLING THE PUBLIC REFERENCE ROOM OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, TELEPHONE: 1-800-SEC-0330.

FREE  FROM  THE  COMMISSION'S  INTERNET  WEBSITE  AT  HTTP://WWW.SEC.GOV.

INVESTMENT  COMPANY  ACT  FILE  NO.:  811-6525  (CALVERT  MUNICIPAL  FUND, INC.)